                                PURCHASE CONTRACT

      THIS PURCHASE CONTRACT (the "Contract") is made and entered into as of the 12th day of September, 2006, by and between O'REILLY AUTOMOTIVE, INC. (the "Buyer"), having its principal office at 233 S. Patterson, Springfield, Missouri, and CAPTEC FRANCHISE, CAPITAL PARTNERS, LP IV (the "Seller"); whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106. This Contract supersedes any and all previous agreements or contracts which, if any, are hereby rescinded.

WITNESSETH THAT:

      1. AGREEMENT OF SALE. Specifically, Buyer agrees to purchase and the Seller agrees to sell, subject to the terms and conditions set forth in this Contract, the following property (the Property) described as 8529 Hwy 85, Riverdale, Clayton County, Georgia, as crosshatched on EXHIBIT A attached hereto and incorporated herein, the exact legal description to be determined by the survey.

      2. PURCHASE PRICE. The purchase price ("Purchase Price") to be paid by Buyer to Seller, subject to modifications contained herein, shall be the sum of $900,000.00, which shall be paid as follows:

         (a) Within seven (7) business days after the Effective Date, as hereinafter defined, Buyer shall deposit with Fidelity National Title Insurance Company of New York, 22 Century Blvd, Suite 200, 3 Lakeview Place, Nashville, TN 37214, Attn: Lynn Hammond, 615-259-1677 (the "Title Company" or "Escrow Agent"), an earnest deposit of twenty five thousand and 00/100 dollars ($25,000.00) ("Earnest Deposit") to be held, applied and disbursed according to this Contract. The Earnest Deposit shall be held in an interest bearing account by the Title Company and any interest shall be paid to the party entitled to the Earnest Deposit. Upon the expiration of the Inspection Period, assuming buyer has not otherwise elected to terminate this Contract the Earnest Deposit shall be deemed non-refundable but for Seller's default.

         (b) The balance of the Purchase Price shall be paid, plus or minus closing adjustments, as the case may be, less the Earnest Deposit and any interest earned thereon, to Seller upon Closing by wire transfer of immediately available U.S. funds to the Title Company in exchange for a deed in form required by the jurisdiction in which the Property is located whereby Seller only warrants against its own acts and/or omissions substantially in the form set forth as EXHIBIT B attached hereto (the "Deed"), conveying title to Buyer subject to the lien for taxes which are not yet due and payable and such other exceptions to title which are disclosed in the Title Commitment (defined below) and to which Buyer consents in writing or waives its objection thereto pursuant to this Contract.

      3. CLOSING DATE. Closing shall be a date agreed upon by Buyer and Seller and be on or before ten (10) days after the end of the Inspection Period, as hereinafter defined, whichever occurs sooner.

      4. ACCESS/REPORTS AND DELIVERY OF DOCUMENTS. From and after the Effective Date and until the expiration of the Inspection Period (and thereafter so long as this Contract remains in effect if required by Buyer's lender), Seller agrees that Buyer and its agents and representatives shall, subject to arranging all onsite visits with Seller, be entitled to enter upon the Property for inspection, soil tests, examination, land-use planning and for any due diligence investigation relating to Buyer's proposed ownership of the Property. As to any such investigation, Buyer shall restore the Property to the same condition as existed prior to any such investigation, and shall not: (i) perform any invasive tests without Seller's prior consent or (ii)

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interfere with the possessory rights of Blockbuster Videos, Inc. ("Tenant" under
Lease Agreement dated April 10, 1997, as amended ("Lease") between Seller as Landlord and Tenant). Buyer shall indemnify and hold harmless Seller from and against, and to reimburse Seller with respect to any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorneys' fees and disbursements) asserted against or incurred by Seller by reason of or arising out of any such on-site investigation, it being acknowledged that all such obligations shall survive the termination of this Contract.

         Within four (4) days after the Effective Date and Buyer has provided evidence of the Earnest Deposit, Seller shall deliver the following to Buyer (to the extent that the same are in the possession of Seller) collectively, the "Due Diligence Items":

         (a)  A copy of the most recent survey of the Property;

         (b) A copy of the most recent title policy or commitment covering the Property;

         (c)  A copy of the most recent environmental reports on the Property.

            Buyer shall return to Seller all of the Due Diligence Items and any and all copies Buyer has made of the Due Diligence Items at such time as this Contract is terminated for any reason other than Seller's default. In the event this Contract is terminated as a result of Seller's default, Buyer shall return all the Due Diligence Items and any and all copies Buyer has made of the Due Diligence Items, except for copies of such Due Diligence Items that are in Buyer's sole and absolute discretion directly related to or evidence such Seller default. Buyer's obligations under this Section 4 shall survive the termination of this Contract.

      Buyer acknowledges that the Due Diligence Items were prepared by third parties other than Seller. Buyer further acknowledges and agrees that except as specifically set forth herein: (i) neither Seller nor any of its partners, agents, employees or contractors have made any warranty or representation regarding the truth, accuracy or completeness of the Due Diligence Items which were prepared by third parties ("Third Party Due Diligence Items") or the sources thereof and Buyer has not relied on the truth or completeness of the Third Party Due Diligence Items and (ii) Seller has not undertaken any independent investigation as to the truth, accuracy and completeness of the Third Party Due Diligence Items and is providing the Third Party Due Diligence Items or making the Third Party Due Diligence Items available to Buyer solely as an accommodation to Buyer.

      5. BUYER CONDITIONS AND INSPECTION PERIOD. All of Buyer's duties and obligations under this Contract shall be conditioned upon and subject to the complete satisfaction of the following conditions precedent, each of which is for the sole benefit of Buyer, and any of which may be waived by Buyer at Buyer's sole discretion. Buyer shall have one hundred twenty (120) days (the "Inspection Period") from the Effective Date to complete its investigation of the Property. If each and every one of the conditions precedent are not completely satisfied or waived by Buyer on and as of the respective time frames set forth for each condition, Buyer may terminate this Contract as set forth below, prior to the expiration of the Inspection Period. If Buyer fails to notify Seller of its waiver of satisfaction of each of the conditions listed below within the designated Inspection Period, such conditions shall be deemed waived. During the Inspection Period, Buyer shall complete the following to its satisfaction:

         (a) TITLE. Buyer shall complete its examination of the title to the Property during the Inspection Period. As part of this examination, Buyer shall obtain and provide copies to Seller, and Seller shall pay for at closing, a title insurance certificate and commitment issued by the Title Company's approved attorney showing Seller's title to the Property to be marketable in fact, as defined by the Title Examination Standards of the Georgia Bar. Buyer shall notify Seller in writing of any objections or defects to the title. If Buyer delivers notice of any such objections or defects, then Seller, within ten (10) days after receipt of such notice, shall either elect: (i) not to cure any such defects or (ii) to promptly attempt to cure any such defects before Closing. Seller's failure to send written notice to Buyer within such ten (10) day period electing to either not cure or attempt to cure such defects shall be deemed an election by Seller not to cure such defects. If Seller refuses to cure such defects, then, no later than ten (10) days after receipt of Seller's notice refusing to cure, or the deemed refusal to cure, Buyer shall elect as its sole remedy to either: (i) terminate this Contract by giving written notice thereof to Seller, in which event: (a) this Contract shall thereupon be of no further force and effect; (b) no party hereto shall have any further rights, duties or obligations hereunder, except as otherwise noted in this Contract; and (c) Seller shall instruct the Title Company to return the Earnest Deposit to Buyer; or (ii) accept the title to the Property subject to the defects without adjustment to the Purchase Price and proceed to Closing as set forth herein. At closing, the Buyer is to pay all premiums necessary to convert the title insurance commitment to a Buyer's title insurance policy in the full amount of the purchase price.

         (b) SURVEY. Buyer shall obtain an ALTA/ACSM Survey according to Buyer's specifications and provide a copy to Seller, complete with topographic features, elevations, and utilities, and showing the Property to be the same as shown on Exhibit A. Seller shall pay one half the cost of the ALTA/ACSM Survey, up to $1,000.00, out of proceeds at closing. Buyer shall notify Seller in writing of any objections or defects to the Property revealed by the Survey. If Buyer delivers notice of any such objections or defects, then Seller, within ten (10) days after receipt of such notice, shall either elect: (i) not to cure any such defects or (ii) to promptly attempt to cure any such defects before Closing. Seller's failure to send written notice to Buyer within such ten (10) day period electing to either not cure or attempt to cure such defects shall be deemed an election by Seller not to cure such defects. If Seller refuses to cure such defects Buyer shall elect as its sole remedy to either: (i) terminate this Contract by giving written notice thereof to Seller, in which event: (a) this Contract shall thereupon be of no further force and effect; (b) no party hereto shall have any further rights, duties or obligations hereunder, except as otherwise noted in this Contract; and (c) Seller shall instruct the Title Company to return the Earnest Deposit to Buyer; or (ii) accept the survey to the Property subject to the defects without adjustment to the Purchase Price and proceed to Closing as set forth herein.

         (c) ENVIRONMENTAL INVESTIGATION. Buyer shall, at its own expense, perform such environmental audits, testing and sampling of the Property as it, in its sole discretion, deems necessary to determine the environmental condition of the Property. Buyer shall conclude that the environmental condition of the Property shall not subject Buyer to potential claims because of the environmental condition of the Property, or require that Buyer incur expense to remediate, or abate any contamination of the Property, or remove any underground storage tanks, petroleum product lines, asbestos or asbestos containing materials, septic tanks or other like containers or pipes from the Property.

         (d) ZONING VERIFICATION. Buyer shall confirm that the zoning classification of the Property will permit the construction of Buyer's proposed improvements and use by Buyer as a location for the sale of auto parts.

         (e) UTILITIES. Buyer shall confirm the availability of any and all utilities servicing the Property, including, without limitation, municipal water, sanitary sewer, storm sewer, electric, natural gas, and telephone and that each such utility service has sufficient capacity to serve the intended use by Buyer for the Property as a retail outlet.

         (f) FLOOD PLAIN. Buyer shall confirm that the Property is not within the 100- year flood plain as established by FEMA.

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

         (g) GEOLOGICAL BORINGS. Buyer and Seller do hereby acknowledge and agree that Buyer shall have the right to conduct geological borings to determine the acceptability of the soil compaction of the Property for Buyer's use.

         (h) DEVELOPMENT PLAN. During the Inspection Period Buyer shall have issued to it by the City of Riverdale, Georgia, approval of its renovation plan for development of the existing building.

         (i) EASEMENTS. Buyer shall determine if an ingress and egress easement exists across the real estate that adjoins the Property as crosshatched on the attached EXHIBIT C. If an ingress/egress easement does not already exist across the real estate that adjoins the Property as crosshatched on the attached EXHIBIT C, then Buyer shall work to obtain said ingress and egress easement.

         (j) PLATTING. If platting is required by the local governing entity, then during the Inspection Period the Buyer is solely responsible for platting the Property to create the Property purchased herein by Buyer, and the new plat shall be recorded prior to closing. Seller shall convey to Buyer, a lot as shown on EXHIBIT A, and such lot shall be identified on such plat. Buyer shall have the right to review and approve any plat for which recording is sought and to approve or disapprove of any restrictions, easements, dedications, building setbacks, and other conditions, which are included in, or a part of such platting. Seller shall cooperate with and assist Buyer in obtaining any approvals required for the plat and shall execute any applications or documents as required. At closing the cost of the platting shall be paid by the Buyer.

         (k) APPROVAL. Buyer and Seller acknowledge that this Contract is contingent upon approval of the site location by Buyer's Expansion Committee. Such approval or disapproval shall be provided to the Seller in written notification within 45 days of the Effective Date, prior to 5:00 p.m. ET, and, if Buyer's Expansion Committee disapproves of this site by such date, then this Contract shall be null and void. Should Buyer fail to provide Seller such notification, then Buyer has accepted this condition and will proceed with the satisfaction of all of the other terms and conditions set forth in this Contract.

      6. PARAGRAPH INTENTIONALLY OMITTED.

      7. CONDEMNATION. If, at any time prior to the Closing, any proceeding shall be commenced, consummated or threatened for the taking of all or any part of the Property for public or quasi-public use pursuant to the power of eminent domain or otherwise, Seller shall immediately give written notice thereof to Buyer. If Seller receives such notice within thirty (30) days of the scheduled date of the Closing, the date for the Closing shall be extended for an additional thirty (30) days following receipt by Buyer of the notice. Seller shall assign to Buyer at the Closing all of its interest in the condemnation award, unless Buyer elects, within thirty (30) days after receipt of Seller's notice, to cancel this Contract by giving written notice of cancellation to Seller. Thereupon, this Contract shall terminate, and the Earnest Deposit shall be returned to Buyer, with neither party having any further rights or liabilities hereunder, except as otherwise noted in this Contract.

      8. DESTRUCTION. Seller shall bear the risk of all loss, destruction or damage to the Property or any portion thereof, from any and all causes whatsoever until and including the Closing date. Seller agrees to notify Buyer immediately in the event of any damage or destruction of the Property. If Seller is unable to completely restore the Property to substantially the same condition as it was immediately prior to the destruction within thirty (30) days of such destruction, Buyer may: (i) terminate this Contract in which event the Earnest Deposit shall be returned to Buyer and the rights and obligations of the parties shall terminate, except as otherwise noted in this Contract; or (ii) close this sale, subject to such destruction with no

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reduction in the purchase price, and be entitled to all insurance proceeds payable as a result of any such destruction.

      9. CONVEYANCE OF INTEREST PRIOR TO CLOSING. Seller expressly represents and warrants that Seller will not convey any interest in the Property, including but not limited to, all right, title and interest of Seller in and to all oil, gas, timber and other minerals, mineral or timber fees, mineral or timber rights, royalty interests, non-participating royalty interests, executive leasing rights and all other mineral, timber and/or royalty interests in the Property together with the right of ingress and egress for the purpose of cutting, mining, drilling and exploring such mineral and timber interests, to any third party prior to Closing or termination of this Contract, whichever shall occur first.

      10. ESCROW PROCEDURES. The Earnest Deposit shall be held in escrow by the Title Company to be applied to the Purchase Price at Closing or if Closing does not occur, to be disbursed as otherwise set forth herein. If the parties are in disagreement, the Title Company shall give written notice to Seller and Buyer indicating the Title Company's intended disposition of the Earnest Deposit. Seller and Buyer hereby agree that if neither party objects in writing to the proposed disposition of the Earnest Deposit within three (3) business days after the date of mailing of such notice, the Title Company shall proceed to dispose of the Earnest Deposit as it had previously indicated.

      11. CLOSING PROCEDURES.

          (a) At Closing, Seller shall deliver the following to Buyer:

              (i) A Warranty Deed in recordable form (and set forth in Exhibit B), which is acceptable to Buyer, conveying fee simple title to the Property to Buyer, free and clear of all liens, easements, leases, encumbrances, restrictions or defects, except for those which are noted on the Title Commitment and Buyer, has determined will not unreasonably interfere with its intended use of the Property or diminish the marketability or value of the Property;

              (ii) An Affidavit stating Seller's United States taxpayer identification numbers for federal income tax purposes, and stating that Seller is not a "foreign person" within the meaning of Section 1445, et seq., of the Internal Revenue Code of 1986, as amended and any similar provisions of any succeeding federal revenue laws (if applicable);

              (iii) Such certificates, resolutions and other evidence of authority of Seller to enter into and perform its obligations under this Contract;

              (iv) Termination of Lease, which will provide exclusive possession of the Property;

              (v) A closing statement reflecting the Purchase Price and all adjustments thereto;

              (vi)   A properly executed Tax Proration Agreement; and

              (vii) Any such other documents as might be reasonably requested by the Title Company and Buyer to consummate the purchase of the Property.

          (b) At Closing, Buyer shall deliver to Seller the following:

              (i) The balance due of the Purchase Price, by wire transfer, subject to the adjustments and prorations set forth in this Contract;

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

              (ii) A closing statement reflecting the Purchase Price and all adjustments thereto; and

              (iii) Any such other documents as might be reasonably requested by the Title Company and Seller to consummate the purchase of the Property.

          (c) Pursuant to Gramm-Leach-Bliley Act (15 USC, Subchapter 1, Sec. 6801-6810), which became effective as of July 1, 2001, the Title Company must have consent of any party prior to disclosing personal information. Seller and Buyer will produce several such personal documents related to the Closing. Buyer and Seller hereby agree to allow the Title Company to copy and disburse such relevant closing documentation for each party to the other.

          (d) All signed documents presented to the Title Company must include a copy of the signer's driver's license and, if notarized, must include evidence that the notary either:

              (i)    Is an authorized Title Company employee or agent;

              (ii)   Is a Bancserv notary;

              (iii)  Has Errors and Omissions insurance of at least $100,000; or

              (iv)   Acknowledged the document under an attorney's supervision.

      12. BROKER COMMISSIONS. Seller represents and warrants to Buyer that no person or entity is entitled to Brokerage fee or commission arising out of the sale of the Property. Seller shall indemnify and hold Buyer harmless from any and all claims for any such fees or commissions, including without limitation, costs and attorney's fees. Buyer represents and warrants to Seller that no person or entity is entitled to Brokerage fee or commission arising out of the sale of the Property. Buyer shall indemnify and hold Seller harmless from any and all claims for any such fees or commissions, including without limitation, costs and attorney's fees. Seller and Buyer agree that if any other claims for brokerage commissions are ever made against Seller or Buyer in connection with this transaction, all claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim.

      13. TRANSACTION CHARGES AND EXPENSES. The Title Company shall serve both as escrow and closing agent for this transaction. Buyer shall pay the Title Company's fees and Buyer and Seller shall pay each its own approved attorney's usual and customary costs of closing this transaction. Real property taxes on the Property for the year in which the transaction closes shall be prorated to date of closing, with the parties executing a Tax Proration Agreement as set forth in paragraph 11(a)(vi). Seller shall pay any transfer taxes.

      14. LIABILITY FOR DEFAULT.

          (a) DEFAULT BY SELLER. If the Buyer has performed all of the obligations of Buyer hereunder and Seller shall breach this Contract or fail to perform any of Seller's obligations hereunder or fail to otherwise close this transaction, then Buyer, may elect, as its sole remedy, to either:

              (i) treat this Contract as terminated, in which case all payments and things of value received hereunder, including the Earnest Deposit, shall be returned to Buyer, Seller agrees to sign any necessary documents as required by the escrow agent to release Earnest Deposit to Buyer and reimburse Buyer for all of its expenses incurred for its investigation of the Property under Paragraph 5, herein, as evidenced by paid invoices to third parties; or

              (ii) treat this Contract as being in full force and effect and Buyer shall have the right to an action for specific performance by instituting such action within three (3)

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months following Seller's default, failing which Buyer shall be deemed to have waived the right to pursue specific performance. Seller shall reimburse Buyer for any expenses in connection with such enforcement, including, but not limited to, all reasonable attorneys' fees, court costs, and related expenses, not to exceed twenty thousand and 00/100 dollars ($20,000.00).

          (b) DEFAULT BY BUYER. If the Seller has performed Seller's obligations under this Contract, and after the satisfaction of all conditions stated herein to the benefit of the Buyer, Buyer fails to make the payments herein or fails to otherwise close this transaction, then Seller, as its sole remedy, shall treat this Contract as terminated, in which case all payments and things of value received hereunder, including the Earnest Deposit , shall be retained by Seller and, Buyer agrees to sign any necessary documents as required by the escrow agent to release said Earnest Deposit.

      15. PARAGRAPH INTENTIONALLY OMITTED.

      16. FIRST RIGHT OF REFUSAL OPTIONS. The Seller warrants and represents that there is no existing First Right of Refusal option to allow a third party to purchase the Property.

      17. ESTOPPEL. The Seller has informed Buyer that the Property is currently leased under the terms and conditions of the Lease. Seller shall provide at closing a termination of the Lease.

      18. SECURED STRUCTURE. Buyer and Seller agree that Seller shall cause the Tenant to remove any personal items from the Property on or prior to the date of closing. No exterior doors or windows shall be removed from the structure(s), if any. Seller shall cause the Tenant to leave the structure(s), if any, on the Property secured, as of the time of closing and the Property shall be vacant and unobstructed at the time of closing.

      19. THIS PARAGRAPH INTENTIONALLY OMITTED.

      20. MISCELLANEOUS.

          (a) AUTHORITY AND BINDING EFFECT. The individual signing this Contract on behalf of Seller and the individual signing this Contract on behalf of Buyer has the authority to bind the respective party to the agreements set forth herein. This Contract shall be binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. The representations and agreements contained herein shall extend to and be obligatory upon the heirs, executors, administrators, successors and assigns of the parties hereto.

          (b) ATTORNEY'S FEES. In connection with any litigation arising out of this Contract, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees.

          (c) TIME IS OF THE ESSENCE. Time shall be considered of the essence for this Contract.

          (d) WAIVER. No waiver by Seller or Buyer of any default or breach under this Contract shall operate as a waiver of any future default, whether of like or different nature.

          (e) ENTIRE CONTRACT MODIFICATION. This Contract contains the entire agreement of the terms and conditions agreed upon by the parties herein. This Contract supersedes all oral agreements regarding the subject matter of this Contract.

          (f) EFFECTIVE DATE OF CONTRACT. The "Effective Date" of this Contract shall be the last date established by affixing signatures (or initials) and date on this Contract.

          (g) COUNTERPARTS AND FACSIMILE SIGNATURES. This Contract may be executed in multiple counterparts, each of which shall be considered to be an original document. "Facsimile signatures," as that term is commonly used with reference to facsimile machines used in transmitting documents, signatures, photocopies, etc., will be and hereby are declared by all parties to this Contract to be the same as an original signature to this Contract. A facsimile of this Contract, including the signature portion thereof, will be treated and relied upon by all parties hereto as an original Contract and an authentic signature with the same legal effect as though the facsimile were an original document to which a genuine signature has been affixed.

          (h) CONSTRUCTION. The term "Seller" may be either singular or plural according to whichever is evidenced by the signatures below.

          (i) SEVERABILITY. Should any provision of this Contract be held to be illegal, invalid or unenforceable, such a finding shall have no effect on any other provisions of this Contract.

          (j) CONTROLLING LAW. This Contract shall be construed and interpreted according to the laws of the State of Georgia.

          (k) COMPUTATION OF TIME. If any date for the occurrence of an event or act under this Contract falls on a Saturday, Sunday or legal holiday in the State of Missouri, then the time for the occurrence of such event or act shall be extended to the next succeeding business day. All time computations under this Contract shall be based on Central Time Zone.

          (l) CAPTIONS. The section headings or captions appearing in the Contract are for convenience only, are not part of this Contract and are not to be construed in interpreting this Contract.

          (m) CONFIDENTIALITY. Whether or not the transactions contemplated are consummated, all parties hereto will keep confidential all information including the terms of this Contract and materials regarding each other, except as required by applicable law or legal process.

      21. ACCEPTANCE. If the Contract set forth above is acceptable, then please execute the Acceptance at the bottom of this Contract and return a fully signed counterpart of it to the undersigned. If not accepted by 5:00 p.m. Central Time Zone on September 14, 2006, the Contract set forth herein shall lapse and terminate.

Once accepted, this shall constitute a Contract between the parties and enforceable by and against all parties executing it. This is a legally binding Contract. If not understood, seek competent legal advice.

BUYER

/s/ Charlie Downs
-----------------------------------------
O'REILLY AUTOMOTIVE, INC.
By:  Charlie Downs
Its: Vice President Real Estate

Executed 10:45 o'clock A. M. CT on September 12, 2006

ACCEPTANCE:

The undersigned has read and understands the foregoing Contract and hereby accepts the same and agrees to be bound by the terms hereof.

SELLER

/s/ Daniel J. Kelly
-----------------------------------------
CAPTEC FRANCHISE, CAPITAL PARTNERS, LP IV
By (print): Daniel J. Kelly
Its:  Vice President

Executed 4:30 o'clock P. M. ET on September 12, 2006.

                                    Exhibit A

                                  See attached

                                    Exhibit B

                              Form of Warranty Deed

STATE OF GEORGIA

COUNTY OF CLAYTON

                                  WARRANTY DEED

      THIS INDENTURE, made this ___ day of _____, 200__, between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership, (hereinafter referred to as "Grantor") and ______________, a ____ (hereinafter referred to as "Grantee"), the words "Grantor" and "Grantee" to include the heirs, executors, legal representatives, successors and assigns of said parties where the context requires or permits;

                                   WITNESSETH:

      THAT, the said Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, in hand paid, at and before the sealing and delivery of these presents, the receipt of which is hereby acknowledged by Grantor, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey unto the said Grantee, all that tract or parcel of land lying and being in Clayton County, Georgia, being more particularly described in Exhibit "A" attached hereto and incorporated herein and made a part hereof by reference thereto and, together with all and singular the rights, members and appurtenances thereto, to the same being, belonging, or in anywise appertaining, which are also hereby conveyed, being hereinafter referred to as the "Premises", subject, however, to those matters set forth in Exhibit "B" attached hereto and by reference thereto incorporated herein, being hereinafter referred to collectively as the "Permitted Title Exceptions".

      TO HAVE AND TO HOLD the Premises, to the only proper use, benefit and behoove of the Grantee, forever in FEE SIMPLE.

      AND THE GRANTOR, and the heirs, executors, legal representatives, successors and assigns of Grantor, will warrant Grantee, and the heirs, executors, legal representatives, successors and assigns of Grantee, against the claims of all persons whomsoever, subject, however, to the Permitted Title Exceptions.

      IN WITNESS WHEREOF, the Grantor has executed this instrument under seal, the day and year first above written.

                                    CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV
Witness:                            By:  GP4 Asset Acquisition, LLC
                                    Its: General Partner
_________________________________
                                    By:  __________________________

                                    Print Name:
                                    Its: __________________________


STATE OF MICHIGAN   )
                    )ss.
COUNTY OF WASHTENAW )

The foregoing instrument was acknowledged before me this __ day of ______________, 200_, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    ______________________________________
                                    Name: ________________________________

                                    State of Michigan, County of Washtenaw
                                    My Commission Expires: ______________

                                    Acting in the County of Washtenaw

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

                                Exhibit A to Deed

                                LEGAL DESCRIPTION

ALL THAT TRACT or parcel of land lying and being in Land Lot 248 of the 13th District of Clayton County, Georgia, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, BEGIN at a point of intersection of the northwestern right-of-way line of Georgia State Highway 85 (a 170 foot right-of-way) with the southwestern right-of-way line of Helmer Road (an 80 foot right-of-way); running thence south 24 degrees 15 minutes 00 seconds west along the northwestern right-of-way line of Georgia State Highway 85 a distance of
909.45 feet to a 3/8 inch rebar found; said point being the TRUE POINT OF BEGINNING; FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, run thence south 24 degrees 15 minutes 00 seconds west along the northwesterly right-of-way line of Georgia State Highway 85 a distance of 235 feet to a point; thence leaving the northwesterly right-of-way line of Georgia State Highway 85, run north 65 degrees 45 minutes 00 seconds west a distance of 79.31 feet to a point; run thence north 01 degree 25 minutes 15 seconds west a distance of 16.65 feet to a 3/4 inch open top pipe found; run thence north 65 degrees 45 minutes 00 seconds west a distance of 105.74 feet to a 3/4 inch open top pipe found; run thence north 24 degrees 15 minutes 00 seconds east a distance of 220.00 feet to a 3/8 inch rebar found; run thence south 65 degrees 45 minutes 00 seconds east a distance of 192.26 feet to a 3/8 inch rebar found on the northwesterly right-of-way line of Georgia State Highway 85 and being the TRUE POINT OF BEGINNING;

The above described property, containing 0.9995 acres is shown on and is described according to that certain Boundary and Topographic Survey for Atlantis Properties, L.L.C., Regions Bank, Blockbuster Videos, Inc., Commonwealth Land Title Insurance Company, Captec Net Lease Realty, Inc., Credit Suisse First Boston Mortgage Capital, L.L.C., and First American Title Insurance Company prepared by Travis Pruitt & Associates, P.C., certified by Travis N. Pruitt, Sr., GRLS No. 1729, dated February 4, 1997, last revised April 9, 1997, which Survey is incorporated herein by reference thereto and made a part of this description.

                                Exhibit B to Deed

                              Permitted Exceptions

                                    Exhibit C

                                  See attached

                                    Exhibit D

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